EXHIBIT 10.1

                              Employment Contract
                                                                       No.
A (employer): Nanning Tongji Hospital Co. Ltd
Address: No.5 Beiji Road
Legal representative: Yun-hui Yu
Character: Corporation limited

B (employee):  Jin-song Zhang
Gender: Male
Birthday: 1967.2.2
Address: Gaoxin Park 12-2-203, Keyuan Street of Nanning City
ID number: 450106196702090536

    In order to establish the work relationship and make clear the rights and obligations, both A and B agree willingly to sign this employment contract and stick to it together.

Article 1:      Term of Employment

    1. The term of employment is 2 years.

    2. The term of employment shall be commencing from February 3td, 2006 to February 3td, 2008.

    3. The trial period for B is ______ months, from _______ to _________.

Article 2:      B's responsibilities

    1. According to the demand of the work, B is employed to work in the and takes the position of chief administration officer. A should offer necessary working environment to B. B should follow the instruction by A and be responsible for A.

    2. A has the rights to adjust the position of B according to the actual situation of A and B.

    3. B should complete the work with stipulated quantity and quality according to the demand of A in that position.

Article 3:      Disciplines

    1. A establishes and perfects the internal regulations and disciplines and standardize the behavior of B according to laws.

    2. B should strictly comply with the regulations of A and follow the instruction of A.

Article 4:      Remuneration

    1. During the employment, A should pay a salary to B according to the regulation on the lowest salary of the city together with the salary management system of A.

     During trial period the salary of B is Yuan per month. During apprenticeship the salary of B is Yuan per month. After the apprenticeship expires, the salary of B is 5000 Yuan per month. After examination when the trial period expires, the salary on achievement will be increased according to A.

   2. Basic salary is the basic income for B and will be paid every month. The salary on achievement will be paid according to the achievement of B after examination and acceptance.

   3. A will pay the salary mentioned above to B on 15th in next month. Under the condition that B has completed the tasks required by A, A must pay fully the basic salary to B on time with the statutory money wages. The salary for achievement can be paid according to different situation.

Article 5:      Variation

   Both A and B can make variations to the contract under one of the conditions as follows:

   1. Both A and B agree through negotiation.

   2. B is not qualified to the task in the contract.

   3. The contract can not be implemented because of force majeure or other important variations of the situations that the contract bases on. The important variations mentioned here refer to adjustment of work, restructuring, combination withdrawal and so forth.

Article 6:      Expiration

   The contract will expire under any conditions as follows:

   1. The term of the contract expires.

   2. B suffers from infectious disease.

   3. Other conditions agreed by both sides.

Article 7:      Termination

   1. Both A and B can terminate the contract after negotiation.

   2. A can terminate the contract at any time if B has any behaviors as follows:

     1)   Seriously violate the disciplines or regulations established by A.
     2) Continuously absent from work for more than 7 days, accumulative total of more than 15 days in a year.
     3) Bring great loss to the interests of A because of neglecting duties and practicing embezzlement and fraud for personal gain.
     4) be punished through labor by judicial institutions and indicted for criminal liability.
     5)   Play deceit in signing the contract.

Article 8: After the contract expires or terminates, A should help B to go through related procedures in time and should not delay or deny without any reasons.

Article 9:      Renewal

   The contract can be renewed after the term of the contract expires. Both sides should sign another employment contract if A continues to employ B.

Article 10:     Other items agreed by both sides

   1. B should obey when A needs to change the position of B for meeting the demand of operation. The variation of position should be in accordance with the notice of work transferring given by human resources department of A. At the same time the salary will also change with the variation of position and should be in accordance with the notice given by A.

   2. B should work in accordance with the regulations of medical treatment, health and safety.

   3. B should take good care of the properties of A and offer necessary maintenance to the equipment or tools used by B.

   4. B should study further to improve the professional ability dealing with different kinds of work. If A sends B to go for probation or further study, both sides should sign another contract.

   5. B should offer services politely, warmly receive patients or other people and fulfill the duty for patients.

   6. B should stick to the system of requiring leave and instructions and reporting back. If the individual has some other things to do, it is a must to require leave in advance and report back afterwards. If some difficulties are met in the work, it is a must to require instructions towards leaders and directors in order to make those difficulties properly solved. If A sends B to go for probation or further study, both sides should sign another contract.

   7. During the term of contract, it is a must to be approved by A if B asks for resignation. The resignation should be submitted to A more than 30 days in advance. Special positions should be 60 days in advance. If B asks for resignation in advance before the term of the contract, B can leave after consultation and approval of A but should compensate the economic loss of A. The compensation should be paid according to the total salary of the month before resignation.

   8. If B leaves the job without the permission of A, A has the rights to ask B to return and pay the compensation for the economic loss brought to A. The compensation (Including employment training, education, vacancy etc.) is the total salary of three months before B leaves the job. If A sends B to go for probation or further study, B should compensate A for the cost of training according to training agreement signed by both sides.

   9. After the expiration of contract, B must inform A of not continuing the contract 1 month in advance. Otherwise A has the rights to take off B's salary on achievement.

   10. When contract expires, B must keep in contact with A within three months after leaving. Otherwise A has the rights to take off B's salary on achievement. If the contact is kept and the contract is fully complied with after 3 months, A should pay all the remaining salary on achievement to B.

Article 11: Those items not mentioned in the contract should be agreed by both sides through consultation. During the term of contract, if any items settled in the contract violate the new laws, regulations and constitutions enacted by the state, both sides should follow the new regulations.

Article 12: If A and B achieve agreements of supplement or variation on items concerned, both sides should sign a written agreement of supplement or variation. Article 13 The contract is in duplicate. Each of the two parties has one. Both of the copies have the same legal effect. The contract will take effect since it is signed and sealed by the two sides.

A (seal): Nanning Tongji Hospital Co. Ltd         B (seal): Jin-song Zhang
Legal representative:                             ID number: 450106196702090536
Or Attorney (seal):
Date: February 3td, 2006

                               Employment Contract
                                                                        No.
A (employer): Nanning Tongji Hospital Co. Ltd
Address: No.5 Beiji Road
Legal representative: Yun-hui Yu
Character: Corporation limited

B (employee):  Wei-dong Huang
Gender: Male
Birthday: 1969.11.15
Address: Dormitory of Tongji Hospital, Beiji Road Num.5 Nanning city ID number: 13070519691115063X

    In order to establish the work relationship and make clear the rights and obligations, both A and B agree willingly to sign this employment contract and stick to it together.

Article 1:   Term of Employment

    1. The term of employment is 2 years.

    2. The term of employment shall be commencing from May 8th, 2006 to May 7th, 2008.

    3. The trial period for B is months, from to .

Article 2:    B's responsibilities

    1. According to the demand of the work, B is employed to work in the financial department and takes the position of chief financial officer. A should offer necessary working environment to B. B should follow the instruction by A and be responsible for A.

    2. A has the rights to adjust the position of B according to the actual situation of A and B.

    3. B should complete the work with stipulated quantity and quality according to the demand of A in that position.

Article 3:   Disciplines

    1. A establishes and perfects the internal regulations and disciplines and standardize the behavior of B according to laws.

    2. B should strictly comply with the regulations of A and follow the instruction of A.

Article 4:   Remuneration

    1. During the employment, A should pay a salary to B according to the regulation on the lowest salary of the city together with the salary management system of A.

     During trial period the salary of B is Yuan per month. During apprenticeship the salary of B is Yuan per month. After the apprenticeship expires, the salary of B is 5000 Yuan per month. After examination when the trial period expires, the salary on achievement will be increased according to A.

   2. Basic salary is the basic income for B and will be paid every month. The salary on achievement will be paid according to the achievement of B after examination and acceptance.

   3. A will pay the salary mentioned above to B on 15th in next month. Under the condition that B has completed the tasks required by A, A must pay fully the basic salary to B on time with the statutory money wages. The salary for achievement can be paid according to different situation.

Article 5:  Variation

   Both A and B can make variations to the contract under one of the conditions as follows:

   1. Both A and B agree through negotiation.

   2. B is not qualified to the task in the contract.

   3. The contract can not be implemented because of force majeure or other important variations of the situations that the contract bases on. The important variations mentioned here refer to adjustment of work, restructuring, combination withdrawal and so forth.

Article 6:    Expiration

   The contract will expire under any conditions as follows:

   1. The term of the contract expires.

   2. B suffers from infectious disease.

   3. Other conditions agreed by both sides.

Article 7:   Termination

   1. Both A and B can terminate the contract after negotiation.

   2. A can terminate the contract at any time if B has any behaviors as follows:

     1)   Seriously violate the disciplines or regulations established by A.
     2) Continuously absent from work for more than 7 days, accumulative total of more than 15 days in a year.
     3) Bring great loss to the interests of A because of neglecting duties and practicing embezzlement and fraud for personal gain.
     4) be punished through labor by judicial institutions and indicted for criminal liability.
     5)   Play deceit in signing the contract.

Article 8: After the contract expires or terminates, A should help B to go through related procedures in time and should not delay or deny without any reasons.

Article 9:    Renewal

   The contract can be renewed after the term of the contract expires. Both sides should sign another employment contract if A continues to employ B.

Article 10:   Other items agreed by both sides

   1. B should obey when A needs to change the position of B for meeting the demand of operation. The variation of position should be in accordance with the notice of work transferring given by human resources department of A. At the same time the salary will also change with the variation of position and should be in accordance with the notice given by A.

   2. B should work in accordance with the regulations of medical treatment, health and safety.

   3. B should take good care of the properties of A and offer necessary maintenance to the equipment or tools used by B.

   4. B should study further to improve the professional ability dealing with different kinds of work. If A sends B to go for probation or further study, both sides should sign another contract.

   5. B should offer services politely, warmly receive patients or other people and fulfill the duty for patients.

   6. B should stick to the system of requiring leave and instructions and reporting back. If the individual has some other things to do, it is a must to require leave in advance and report back afterwards. If some difficulties are met in the work, it is a must to require instructions towards leaders and directors in order to make those difficulties properly solved. If A sends B to go for probation or further study, both sides should sign another contract.

   7. During the term of contract, it is a must to be approved by A if B asks for resignation. The resignation should be submitted to A more than 30 days in advance. Special positions should be 60 days in advance. If B asks for resignation in advance before the term of the contract, B can leave after consultation and approval of A but should compensate the economic loss of A. The compensation should be paid according to the total salary of the month before resignation.

   8. If B leaves the job without the permission of A, A has the rights to ask B to return and pay the compensation for the economic loss brought to A. The compensation (Including employment training, education, vacancy etc.) is the total salary of three months before B leaves the job. If A sends B to go for probation or further study, B should compensate A for the cost of training according to training agreement signed by both sides.

   9. After the expiration of contract, B must inform A of not continuing the contract 1 month in advance. Otherwise A has the rights to take off B's salary on achievement.

   10. When contract expires, B must keep in contact with A within three months after leaving. Otherwise A has the rights to take off B's salary on achievement. If the contact is kept and the contract is fully complied with after 3 months, A should pay all the remaining salary on achievement to B.

Article 11: Those items not mentioned in the contract should be agreed by both sides through consultation. During the term of contract, if any items settled in the contract violate the new laws, regulations and constitutions enacted by the state, both sides should follow the new regulations.

Article 12: If A and B achieve agreements of supplement or variation on items concerned, both sides should sign a written agreement of supplement or variation.

Article 13: The contract is in duplicate. Each of the two parties has one. Both of the copies have the same legal effect. The contract will take effect since it is signed and sealed by the two sides.


A (seal): Nanning Tongji Hospital Co. Ltd         B (seal): Wei-dong Huang
Legal representative:                             ID number: 13070519691115063X
Or Attorney (seal):
Date: February 3td, 2006

                               Employment Contract
                                                                       No.
A (employer): Nanning Tongji Hospital Co. Ltd
Address: No.5 Beiji Road
Legal representative: Yu Yunhui
Character: Corporation limited

B (employee): Jing-xi Lv
Gender: Male
Birthday: 1945.2.15
Address: Qingxiu district, Nanning
ID number: 450102450215101

    In order to establish the work relationship and make clear the rights and obligations, both A and B agree willingly to sign this employment contract and stick to it together.

Article 1:    Term of Employment

    1. The term of employment is 2 years.

    2. The term of employment shall be commencing from January 1st, 2006 to December 30th, 2007.

    3. The trial period for B is months, from to .

Article 2:   B's responsibilities

    1. According to the demand of the work, B is employed to work in the office of president and takes the position of marketing vice president. A should offer necessary working condition to B. B should follow the instruction by A and be responsible for A.

    2. A has the rights to adjust the position of B according to the actual situation of A and B.

    3. B should complete the work with stipulated quantity and quality according to the demand of A in that position.

Article 3:   Disciplines

    1. A establishes and perfects the internal regulations and disciplines and standardize the behavior of B according to laws.

    2. B should strictly comply with the regulations of A and follow the instruction of A.

Article 4:    Remuneration

    1. During the employment, A should pay a salary to B according to the regulation on the lowest salary of the city together with the salary management system of A.

     1) During trial period the salary of B is Yuan per month. During apprenticeship the salary of B is Yuan per month. After the apprenticeship expires, the salary of B is 3000 Yuan per month. After examination when the trial period expires, the salary on achievement will be increased according to A.
     2) During trial period the salary of B is Yuan per month. When the trial period expires, the salary of B is Yuan per month. The salary on achievement will be increased according to A.

   2. Basic salary is the basic income for B and will be paid every month. The salary on achievement will be paid according to the achievement of B after examination and acceptance.

   3. A will pay the salary mentioned above to B on 15th in next month. Under the condition that B has completed the tasks according to A, A must pay fully the basic salary to B on time with the statutory money wages. The salary on achievement can be paid according to different situation.

Article 5:   Variation

   Both A and B can make variations to the contract under one of the conditions as follows:

   1. Both A and B agree through negotiation.

   2. B is not qualified to the task in the contract.

   3. The contract can not be implemented because of force majeure or other important variations of the situations that the contract bases on. The important variations mentioned here refer to adjustment of work, restructuring, combination withdrawal and so forth.

Article 6:  Expiration

   The contract will expire under any conditions as follows:

   1. The term of the contract expires.

   2. B suffers from infectious disease.

   3. Other conditions agreed by both sides.

Article 7:   Termination

   1. Both A and B can terminate the contract after consultation.

   2. A can terminate the contract at any time if B has any behaviors as follows:

     1)   Seriously violate the disciplines or regulations established by A.
     2) Continuously absent from work for more than 7 days, accumulative total of more than 15 days in a year.
     3) Bring great loss to the interests of A because of neglecting duties and practicing embezzlement and fraud for personal gain.
     4)   Nurtured through labor and prosecuted for criminal liability.
     5)   Play deceit in signing the contract.

Article 8: After the contract expires or terminates, A should help B to go through related procedures in time and should not delay or deny without any reasons.

Article 9:   Renewal

   The contract can be renewed after the term of the contract expires. Both sides should sign another employment contract if A continues to employ B.

Article 10:  Other items agreed by both sides

   1. B should obey when A needs to change the position of B for meeting the demand of operation. The variation of position should be in accordance with the notice of work transferring given by human resources department of A. At the same time the salary will also change with the variation of position and should be in accordance with the notice given by A.

   2. B should work in accordance with the regulations of medical treatment, health and safety.

   3. B should take good care of the properties of A and offer necessary maintenance to the equipment or tools used by B.

   4. B should study further to improve the professional ability dealing with different kinds of work. If A sends B to go for probation or further study, both sides should sign another contract.

   5. B should offer services politely, warmly receive patients or other people and fulfill the duty for patients.

   6. B should stick to the system of requiring leave and instructions and reporting back. If the individual has some other things to do, it is a must to require leave in advance and report back afterwards. If some difficulties are met in the work, it is a must to require instructions towards leaders and directors in order to make those difficulties properly solved. If A sends B to go for probation or further study, both sides should sign another contract.

   7. During the term of contract, it is a must to be approved by A if B asks for resignation. The resignation should be submitted to A more than 30 days in advance. Special positions should be 60 days in advance. If B asks for resignation in advance before the term of the contract, B can leave after consultation and approval of A but should compensate the economic loss of A. The compensation should be paid according to the total salary of the month before resignation.

   8. If B leaves the job without the permission of A, A has the rights to ask B to return and pay the compensation for the economic loss brought to A. The compensation (Including employment training, education, vacancy etc.) is the total salary of three months before B leaves the job. If A sends B to go for probation or further study, B should compensate A for the cost of training according to training agreement signed by both sides.

   9. After the term of the contract expires, B must inform A of not continuing the contract 1 month in advance. Otherwise A has the rights to take off B's salary on achievement.

   10. When the term of contract expires, B must keep contact with A in three months after resignation. Otherwise A has the rights to take off B's salary on achievement. If the contact is kept and the contract is fully complied with after 3 months, A should pay all the remaining salary on achievement to B.

Article 11: Those items not mentioned in the contract should be agreed by both sides through consultation. During the term of contract, if any items settled in the contract violate the new laws, regulations and constitutions enacted by the state, both sides should follow the new regulations.

Article 12: If A and B achieve agreements of supplement or variation on items concerned, both sides should sign a written agreement of supplement or variation.

Article 13: The contract is in duplicate. Each of the two parties has one. Both of the copies have the same legal effect. The contract will take effect since it is signed and sealed by the two sides.

A (seal): Nanning Tongji Hospital Co. Ltd          B (seal): Lv Jingxi
Legal representative:                              ID number: 450102450215101
Or Attorney (seal):
Date: January 1st, 2006

                               Employment Contract
                                                                        No.
A (employer): Nanning Tongji Hospital Co. Ltd
Address: No.5 Beiji Road
Legal representative: Yun-hui Yu
Character: Corporation limited

B (employee): Xiang-wei Zeng
Gender: Male
Birthday: 1942.9.25
Address: Jiangnan district, Nanning
ID number: 450104420925005

    In order to establish the work relationship and make clear the rights and obligations, both A and B agree willingly to sign this employment contract and stick to it together.

Article 1:   Term of Employment

    1. The term of employment is 2 years.

    2. The term of employment shall be commencing from January 1st, 2006 to December 30th, 2007.

   3. The trial period for B is months, from to .

Article 2:   B's Duties 1.

    According to the demand of the work, B is employed to work in the department of orthopaedics and takes the position of vice president. A should offer necessary working environment to B. B should follow the instruction by A and be responsible for A.

    2. A has the rights to adjust the position of B according to the actual situation of A and B.

    3. B should complete the work with stipulated quantity and quality according to the demand of A in that position.

Article 3:   Disciplines

    1. A establishes and perfects the internal regulations and disciplines and standardize the behavior of B according to laws.

    2. B should strictly comply with the regulations of A and follow the instruction of A.

Article 4:   Remuneration

    1. During the employment, A should pay a salary to B according to the regulation on the lowest salary of the city together with the salary management system of A.

     1) During trial period the salary of B is Yuan per month. During apprenticeship the salary of B is Yuan per month. After the apprenticeship expires, the salary of B is 4000 Yuan per month. After examination when the trial period expires, the salary on achievement will be increased according to A.
     2) During trial period the salary of B is Yuan per month. When the trial period expires, the salary of B is Yuan per month. The salary on achievement will be increased according to A.

   2. Basic salary is the basic income for B and will be paid every month. The salary on achievement will be paid according to the achievement of B after examination and acceptance.

   3. A will pay the salary mentioned above to B on 15th in next month. Under the condition that B has completed the tasks according to A, A must pay fully the basic salary to B on time with the statutory money wages. The salary on achievement can be paid according to different situation.

Article 5:   Variation

   Both A and B can make variations to the contract under one of the conditions as follows:

   1. Both A and B agree through negotiation.

   2. B is not qualified to the task in the contract.

   3. The contract can not be implemented because of force majeure or other important variations of the situations that the contract bases on. The important variations mentioned here refer to adjustment of work, restructuring, combination withdrawal and so forth.

Article 6:   Expiration

   The contract will expire under any conditions as follows:

   1. The term of the contract expires.

   2. B suffers from infectious disease.

   3. Other conditions agreed by both sides.

Article 7:   Termination

   1. Both A and B can terminate the contract after consultation.

   2. A can terminate the contract at any time if B has any behaviors as follows:

     1)   Seriously violate the disciplines or regulations established by A.
     2) Continuously absent from work for more than 7 days, accumulative total of more than 15 days in a year.
     3) Bring great loss to the interests of A because of neglecting duties and practicing embezzlement and fraud for personal gain.
     4) Nurtured through labor and prosecuted for criminal liability. 5) Play deceit in signing the contract.

Article 8: After the contract expires or terminates, A should help B to go through related procedures in time and should not delay or deny without any reasons.

Article 9:   Renewal

   The contract can be renewed after the term of the contract expires. Both sides should sign another employment contract if A continues to employ B.

Article 10:   Other items agreed by both sides

   1. B should obey when A needs to change the position of B for meeting the demand of operation. The variation of position should be in accordance with the notice of work transferring given by human resources department of A. At the same time the salary will also change with the variation of position and should be in accordance with the notice given by A.

   2. B should work in accordance with the regulations of medical treatment, health and safety.

   3. B should take good care of the properties of A and offer necessary maintenance to the equipment or tools used by B.

   4. B should study further to improve the professional ability dealing with different kinds of work. If A sends B to go for probation or further study, both sides should sign another contract.

   5. B should offer services politely, warmly receive patients or other people and fulfill the duty for patients.

   6. B should stick to the system of requiring leave and instructions and reporting back. If the individual has some other things to do, it is a must to require leave in advance and report back afterwards. If some difficulties are met in the work, it is a must to require instructions towards leaders and directors in order to make those difficulties properly solved. If A sends B to go for probation or further study, both sides should sign another contract.

   7. During the term of contract, it is a must to be approved by A if B asks for resignation. The resignation should be submitted to A more than 30 days in advance. Special positions should be 60 days in advance. If B asks for resignation in advance before the term of the contract, B can leave after consultation and approval of A but should compensate the economic loss of A. The compensation should be paid according to the total salary of the month before resignation.

   8. If B leaves the job without the permission of A, A has the rights to ask B to return and pay the compensation for the economic loss brought to A. The compensation (Including employment training, education, vacancy etc.) is the total salary of three months before B leaves the job. If A sends B to go for probation or further study, B should compensate A for the cost of training according to training agreement signed by both sides.

   9. After the term of the contract expires, B must inform A of not continuing the contract 1 month in advance. Otherwise A has the rights to take off B's salary on achievement.

   10. When the term of contract expires, B must keep contact with A in three months after resignation. Otherwise A has the rights to take off B's salary on achievement. If the contact is kept and the contract is fully complied with after 3 months, A should pay all the remaining salary on achievement to B.

Article 11: Those items not mentioned in the contract should be agreed by both sides through consultation. During the term of contract, if any items settled in the contract violate the new laws, regulations and constitutions enacted by the state, both sides should follow the new regulations.

Article 12: If A and B achieve agreements of supplement or variation on items concerned, both sides should sign a written agreement of supplement or variation.

Article 13: The contract is in duplicate. Each of the two parties has one. Both of the copies have the same legal effect. The contract will take effect since it is signed and sealed by the two sides.


A (seal): Nanning Tongji Hospital Co. Ltd        B (seal): Xiang-wei Zeng
Legal representative:                            ID number: 450104420925005
Or Attorney (seal):
Date: January 1st, 2006

                               Employment Contract
                                                                       No.
A (employer): Nanning Tongji Hospital Co. Ltd
Address: No.5 Beiji Road
Legal representative: Yu Yunhui
Character: Corporation limited
B (employee): Lin Lin
Gender: Male
Birthday: 1945.11.24
Address: Mingxiu East Road, Xi Xiangtang district, Nanning
ID number: 450104451124051

    In order to establish the work relationship and make clear the rights and obligations, both A and B agree willingly to sign this employment contract and stick to it together.
    Article 1 Term of Employment
    1. The term of employment is 2 years.
    2. The term of employment shall be commencing from January 1st, 2006 to December 30th, 2007.
    3. The trial period for B is months, from to .
    Article 2 B's responsibilities
    1. According to the demand of the work, B is employed to work in the department of internal medicine and takes the position of vice president. A should offer necessary working environment to B. B should follow the instruction by A and be responsible for A.
    2. A has the rights to adjust the position of B according to the actual situation of A and B.
    3. B should complete the work with stipulated quantity and quality according to the demand of A in that position.
    Article 3 Disciplines
    1. A establishes and perfects the internal regulations and disciplines and standardize the behavior of B according to laws.
    2. B should strictly comply with the regulations of A and follow the instruction of A.
    Article 4 Remuneration
    1. During the employment, A should pay a salary to B according to the regulation on the lowest salary of the city together with the salary management system of A.
    1) During trial period the salary of B is Yuan per month. During apprenticeship the salary of B is Yuan per month. After the apprenticeship expires, the salary of B is 3000 Yuan per month. After examination when the trial period expires, the salary on achievement will be increased according to A.
   2) During trial period the salary of B is Yuan per month. When the trial period expires, the salary of B is Yuan per month. The salary on achievement will be increased according to A.
   2. Basic salary is the basic income for B and will be paid every month. The salary on achievement will be paid according to the achievement of B after examination and acceptance.

   3. A will pay the salary mentioned above to B on 15th in next month. Under the condition that B has completed the tasks required by A, A must pay fully the basic salary to B on time with the statutory money wages. The salary for achievement can be paid according to different situation.
   Article 5 Variation
   Both A and B can make variations to the contract under one of the conditions as follows:
   1. Both A and B agree through negotiation.
   2. B is not qualified to the task in the contract.
   3. The contract can not be implemented because of force majeure or other important variations of the situations that the contract bases on. The important variations mentioned here refer to adjustment of work, restructuring, combination withdrawal and so forth.
   Article 6 Expiration
   The contract will expire under any conditions as follows:
   1. The term of the contract expires.
   2. B suffers from infectious disease.
   3. Other conditions agreed by both sides.
   Article 7 Termination
   1. Both A and B can terminate the contract after negotiation.
   2. A can terminate the contract at any time if B has any behaviors as follows:
   1) Seriously violate the disciplines or regulations established by A.
   2) Continuously absent from work for more than 7 days, accumulative total of more than 15 days in a year.
   3) Bring great loss to the interests of A because of neglecting duties and practicing embezzlement and fraud for personal gain.
   4) be punished through labor by judicial institutions and indicted for criminal liability.
   5) Play deceit in signing the contract.
   Article 8 After the contract expires or terminates, A should help B to go through related procedures in time and should not delay or deny without any reasons.
   Article 9 Renewal
   The contract can be renewed after the term of the contract expires. Both sides should sign another employment contract if A continues to employ B.
   Article 10 Other items agreed by both sides
   1. B should obey when A needs to change the position of B for meeting the demand of operation. The variation of position should be in accordance with the notice of work transferring given by human resources department of A. At the same time the salary will also change with the variation of position and should be in accordance with the notice given by A.
   2. B should work in accordance with the regulations of medical treatment, health and safety.
   3. B should take good care of the properties of A and offer necessary maintenance to the equipment or tools used by B.
   4. B should study further to improve the professional ability dealing with different kinds of work. If A sends B to go for probation or further study, both sides should sign another contract.
   5. B should offer services politely, warmly receive patients or other people and fulfill the duty for patients.
   6. B should stick to the system of requiring leave and instructions and reporting back. If the individual has some other things to do, it is a must to require leave in advance and report back afterwards. If some difficulties are met in the work, it is a must to require instructions towards leaders and directors in order to make those difficulties properly solved. If A sends B to go for probation or further study, both sides should sign another contract.
   7. During the term of contract, it is a must to be approved by A if B asks for resignation. The resignation should be submitted to A more than 30 days in advance. Special positions should be 60 days in advance. If B asks for resignation in advance before the term of the contract, B can leave after consultation and approval of A but should compensate the economic loss of A. The compensation should be paid according to the total salary of the month before resignation.
   8. If B leaves the job without the permission of A, A has the rights to ask B to return and pay the compensation for the economic loss brought to A. The compensation (Including employment training, education, vacancy etc.) is the total salary of three months before B leaves the job. If A sends B to go for probation or further study, B should compensate A for the cost of training according to training agreement signed by both sides.
   9. After the expiration of contract, B must inform A of not continuing the contract 1 month in advance. Otherwise A has the rights to take off B's salary on achievement.
   10. When contract expires, B must keep in contact with A within three months after leaving. Otherwise A has the rights to take off B's salary on achievement. If the contact is kept and the contract is fully complied with after 3 months, A should pay all the remaining salary on achievement to B.
   Article 11 Those items not mentioned in the contract should be agreed by both sides through consultation. During the term of contract, if any items settled in the contract violate the new laws, regulations and constitutions enacted by the state, both sides should follow the new regulations.
   Article 12 If A and B achieve agreements of supplement or variation on items concerned, both sides should sign a written agreement of supplement or variation.
   Article 13 The contract is in duplicate. Each of the two parties has one. Both of the copies have the same legal effect. The contract will take effect since it is signed and sealed by the two sides.


A (seal): Nanning Tongji Hospital Co. Ltd             B (seal): Lin Lin
Legal representative:                              ID number: 450104451124051
Or Attorney (seal):
Date: January 1st, 2006

                               Employment Contract
                                                                      No.
A (employer): Nanning Tongji Hospital Co. Ltd
Address: No.5 Beiji Road
Legal representative: Yu Yunhui
Character: Corporation limited
B (employee): Jia-lin Zhang
Gender: Male
Birthday: 1940.11.25
Address: Qingxiu district, Nanning
ID number: 450103401125155

    In order to establish the work relationship and make clear the rights and obligations, both A and B agree willingly to sign this employment contract and stick to it together.
    Article 1 Term of Employment
    1. The term of employment is 2 years.
    2. The term of employment shall be commencing from January 1st, 2006 to December 30th, 2007.
    3. The trial period for B is months, from to .
   Article 2 B's Duties
    1. According to the demand of the work, B is employed to work in the department of ophthalmology and takes the position of vice president. A should offer necessary working environment to B. B should follow the instruction by A and be responsible for A.
    2. A has the rights to adjust the position of B according to the actual situation of A and B.
    3. B should complete the work with stipulated quantity and quality according to the demand of A in that position.
    Article 3 Disciplines
    1. A establishes and perfects the internal regulations and disciplines and standardize the behavior of B according to laws.
    2. B should strictly comply with the regulations of A and follow the instruction of A.
    Article 4 Remuneration
    1. During the employment, A should pay a salary to B according to the regulation on the lowest salary of the city together with the salary management system of A.
    1) During trial period the salary of B is Yuan per month. During apprenticeship the salary of B is Yuan per month. After the apprenticeship expires, the salary of B is 4000 Yuan per month. After examination when the trial period expires, the salary on achievement will be increased according to A.
   2) During trial period the salary of B is Yuan per month. When the trial period expires, the salary of B is Yuan per month. The salary on achievement will be increased according to A.
   2. Basic salary is the basic income for B and will be paid every month. The salary on achievement will be paid according to the achievement of B after examination and acceptance.

   3. A will pay the salary mentioned above to B on 15th in next month. Under the condition that B has completed the tasks according to A, A must pay fully the basic salary to B on time with the statutory money wages. The salary on achievement can be paid according to different situation.
   Article 5 Variation
   Both A and B can make variations to the contract under one of the conditions as follows:
   1. Both A and B agree through negotiation.
   2. B is not qualified to the task in the contract.
   3. The contract can not be implemented because of force majeure or other important variations of the situations that the contract bases on. The important variations mentioned here refer to adjustment of work, restructuring, combination withdrawal and so forth.
   Article 6 Expiration
   The contract will expire under any conditions as follows:
   1. The term of the contract expires.
   2. B suffers from infectious disease.
   3. Other conditions agreed by both sides.
   Article 7 Termination
   1. Both A and B can terminate the contract after consultation.
   2. A can terminate the contract at any time if B has any behaviors as follows:
   1) Seriously violate the disciplines or regulations established by A.
   2) Continuously absent from work for more than 7 days, accumulative total of more than 15 days in a year.
   3) Bring great loss to the interests of A because of neglecting duties and practicing embezzlement and fraud for personal gain.
   4) Nurtured through labor and prosecuted for criminal liability.
   5) Play deceit in signing the contract.
   Article 8 After the contract expires or terminates, A should help B to go through related procedures in time and should not delay or deny without any reasons.
   Article 9 Renewal
   The contract can be renewed after the term of the contract expires. Both sides should sign another employment contract if A continues to employ B.
   Article 10 Other items agreed by both sides
   1. B should obey when A needs to change the position of B for meeting the demand of operation. The variation of position should be in accordance with the notice of work transferring given by human resources department of A. At the same time the salary will also change with the variation of position and should be in accordance with the notice given by A.
   2. B should work in accordance with the regulations of medical treatment, health and safety.
   3. B should take good care of the properties of A and offer necessary maintenance to the equipment or tools used by B.
   4. B should study further to improve the professional ability dealing with different kinds of work. If A sends B to go for probation or further study, both sides should sign another contract.
   5. B should offer services politely, warmly receive patients or other people and fulfill the duty for patients.
   6. B should stick to the system of requiring leave and instructions and reporting back. If the individual has some other things to do, it is a must to require leave in advance and report back afterwards. If some difficulties are met in the work, it is a must to require instructions towards leaders and directors in order to make those difficulties properly solved. If A sends B to go for probation or further study, both sides should sign another contract.
   7. During the term of contract, it is a must to be approved by A if B asks for resignation. The resignation should be submitted to A more than 30 days in advance. Special positions should be 60 days in advance. If B asks for resignation in advance before the term of the contract, B can leave after consultation and approval of A but should compensate the economic loss of A. The compensation should be paid according to the total salary of the month before resignation.
   8. If B leaves the job without the permission of A, A has the rights to ask B to return and pay the compensation for the economic loss brought to A. The compensation (Including employment training, education, vacancy etc.) is the total salary of three months before B leaves the job. If A sends B to go for probation or further study, B should compensate A for the cost of training according to training agreement signed by both sides.
   9. After the term of the contract expires, B must inform A of not continuing the contract 1 month in advance. Otherwise A has the rights to take off B's salary on achievement.
   10. When the term of contract expires, B must keep contact with A in three months after resignation. Otherwise A has the rights to take off B's salary on achievement. If the contact is kept and the contract is fully complied with after 3 months, A should pay all the remaining salary on achievement to B.
   Article 11 Those items not mentioned in the contract should be agreed by both sides through consultation. During the term of contract, if any items settled in the contract violate the new laws, regulations and constitutions enacted by the state, both sides should follow the new regulations.
   Article 12 If A and B achieve agreements of supplement or variation on items concerned, both sides should sign a written agreement of supplement or variation.
   Article 13 The contract is in duplicate. Each of the two parties has one. Both of the copies have the same legal effect. The contract will take effect since it is signed and sealed by the two sides.


A (seal): Nanning Tongji Hospital Co. Ltd           B (seal): Jialin Zhang
Legal representative:                               ID number: 450103401125155
Or Attorney (seal):
Date: January 1st, 2006